Putnam
Equity
Income
Fund

ANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "Putnam Equity Income Fund's strong performance isn't a fluke. . . .
The fund's admirable returns and low volatility also fit comfortably into Putnam's style . . ."

                      -- Morningstar Mutual Funds, November 8, 1996

* Investing abroad "is only a small part of what [Putnam Equity Income Fund] is doing, but it's maybe the most innovative."

                      -- Edward Bousa, Fund Manager,
                         in Bloomberg Business News

       CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

14     Portfolio holdings

31     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Income-conscious shareholders seeking a relatively conservative equity investment were well rewarded by Putnam Equity Income Fund's performance during the fiscal year ended November 30, 1996. Your fund captured an enviable share of the stock market's record-setting advance during the period while undertaking less of the risk associated with more aggressive investments.

We believe that your fund's strict adherence to a value investing strategy -- implemented nearly four years ago -- has contributed substantially to strong performance.

In addition, your fund is particularly well suited for riding out the market volatility that many observers, including Putnam Investments, believe we may experience in the months ahead. In the following report, your fund's management team reviews fiscal 1996 performance and discusses prospects for fiscal 1997.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Managers
Edward P. Bousa, lead manager
Kenneth J. Taubes
Rosemary H. Thomsen

Having taken advantage of a powerful market rally, Putnam Equity Income Fund ends fiscal 1996 on a particularly high note. For the 12 months through November 30, 1996, your fund's class A shares gained 24.96% at net asset value (NAV) and 17.74% at public offering price (POP). Over the same period, the average fund in Lipper Analytical Services' Equity Income category rose 22.28%. For fund performance over longer periods and for other class shares, please turn to page 8 of this report.

A gently growing economy, stable interest rates, low inflation, substantial mutual fund inflows, and effective corporate restructurings helped make equities very attractive in fiscal 1996. There is some disagreement among analysts as to whether stocks are currently overvalued; some argue that stocks have further room for moderate near-term growth, while others believe that traditional measures of equity valuation signal an overextended market. Whatever the case, we believe your fund's conservative income-conscious strategy -- and diversified fixed-income component -- to be particularly appropriate in an uncertain investing environment.

* BANKS, TECHNOLOGY STOCKS EACH THRIVE OVER PERIOD

Your fund's holdings in the financial sector proved highly rewarding over the past fiscal year. Bank stocks were particularly strong; against the prevailing backdrop of stable interest rates, banks' cost-cutting efforts bolstered earnings. Companies within the portfolio such as NationsBank, Banc One, and Keycorp thrived over the period. Insurance companies also benefited from benign economic conditions. Fund holdings in the insurance sector such as SAFECO tend to be highly sensitive to interest rates, performing well when rates remain generally stable as they have in recent years.

Elsewhere in the portfolio, your fund's shares of MCI appreciated sharply after the company's recent takeover by British Telephone. We expect this new entity to be a fierce competitor in the lucrative global telecommunications market. Texas Instruments, another fund holding, performed well, as investors showed their approval of the company's decision to spin off its defense subsidiary. TI also experienced a substantial increase in royalty payments for its DRAM computer chip design now that Samsung, a Korean company, is paying for the use of the technology.

IBM has been one of the fund's most rewarding holdings over the fiscal year. After a wrenching re-engineering process in the late 1980s, IBM has reestablished its credentials as a premier growth company. Corporate earnings appear sound and growing, the balance sheet is quite healthy, and management has initiated a substantial stock buyback program that we consider an important support for the stock price. 3M has been another strong holding for your fund, with a diverse, innovative product line and efficient management. While these securities, along with others discussed in this report, were viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and finance                    16.3%

Utilities                                12.6%

Oil and gas                               8.1%

Automotive                                4.9%

Consumer non-durables                     4.3%

Footnote reads:
* Based on net assets as of 11/30/96. Holdings will vary over time.



* ENERGY COMPANIES AN AREA OF FOCUS; FIXED-INCOME COMPONENT PERFORMS
WELL

The past several months have witnessed a firming in energy prices -- a trend we believe will persist in the coming months. In turn, we think that a number of energy companies are well positioned to extend the gains they made over the past year. Fund holdings Exxon, Mobil, and Amoco have all made adjustments to deal with the sluggish energy prices that prevailed over the past several years. In a more favorable operating environment, they may show substantially higher earnings. Elsewhere in the energy sector, PanEnergy, a pipeline operator, was a strong performer for your fund. Generally electric utilities were a rare source of weakness for the portfolio, as share prices reflected unease about the long-term effects of deregulation.

Your fund also looks abroad for attractively valued stocks; it currently owns shares of several foreign companies, adding up to about 4.6% of the fund's net assets. Among these holdings is Hoechst, a leading German chemical and pharmaceutical firm. Hoechst has benefited from a cost-cutting and restructuring process similar to those successfully implemented by many American companies. A strengthening German stock market helped Hoechst as well as another German fund holding, BMW. BMW is offering, we believe, one of its strongest product lines in years, just as worldwide demand for performance automobiles is rising.

At the end of fiscal 1996, your fund had 8.3% of its net assets invested in fixed-income securities. As we head into 1997, moderate economic growth and low inflation suggest an environment conducive to a stable domestic bond market. Accordingly we are concentrating on U.S. government securities in the 7- to 10-year maturity range and on corporate bonds. Over the past fiscal year, high-yield bonds, supported by strong company earnings, boosted your fund's performance. In the months ahead, high-yield bonds may continue to do well. Finally your fund's investment in international bonds contributed substantially to the fixed-income segment's performance, and we believe that Australian, Canadian, and some emerging-market countries such as Mexico and Venezuela provide attractive opportunities for fixed-income investors.



[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Exxon Corp.
Oil and gas

Mobil Corp.
Oil and gas

Texas Instruments, Inc.
Electronics

Weyerhaeuser Co.
Paper

J.P. Morgan & Co., Inc.
Financial services

Banc One Corp.
Financial services

IBM Corp.
Business equipment

Amoco Corp.
Oil and gas

Kimberly-Clark Corp.
Consumer non-durables

Minnesota Mining & Manufacturing Co.
Basic industrial products

Footnote reads:
These holdings represent 15.2% of the fund's net assets as of 11/30/96. Portfolio holdings will vary over time.

* OUTLOOK: EXPECT SOME FLUCTUATIONS AS INVESTORS EVALUATE MARKET

Our strategy is to locate companies that are changing faster than their industries and that offer innovative products and services. We also target companies with sound balance sheets that return substantial value to shareholders through dividends. In the coming months, such companies may hold their ground despite much-anticipated market retreats and fluctuations. Over the longer term, they appear well positioned to increase their market share, boost profits, and continue to transform themselves when necessary. Whatever happens in the months ahead, we urge you to maintain a long-term perspective when evaluating the progress of your investments.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Equity Income Fund seeks current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                     Class A           Class B            Class M
(inception date)    (6/15/77)         (9/13/93)          (12/2/94)
                    NAV   POP         NAV  CDSC          NAV   POP
------------------------------------------------------------------------
1 year           24.96%  17.74%     24.06%  19.06%     24.35%  20.05%
------------------------------------------------------------------------
5 years         120.97  108.39         --      --         --      --
Annual average   17.18   15.82         --      --         --      --
------------------------------------------------------------------------
10 years        201.00  183.68         --      --         --      --
Annual average   11.65   10.99         --      --         --      --
------------------------------------------------------------------------
Life of class       --      --      65.34   62.34      65.25   59.40
Annual average      --      --      16.90   16.24      28.55   26.25
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                                  Standard & Poor's      Consumer
                                     500 Index         Price Index
------------------------------------------------------------------------
1 year                                  27.85%             3.26%
------------------------------------------------------------------------
5 years                                130.70             15.09
Annual average                          18.19              2.85
------------------------------------------------------------------------
10 years                               311.57             43.66
Annual average                          15.20              3.69
------------------------------------------------------------------------
Life of class B                         78.03              9.53
Annual average                          19.65              2.87
------------------------------------------------------------------------
Life of class M                         75.06              5.94
Annual average                          32.29              2.93
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or for the fund's class A distribution plan prior to its implementation on 1/1/90. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares declines from 5.0% to 1% in the sixth year and is eliminated thereafter.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

                                      S&P 500
Date/year        Fund at POP           Index                    CPI
11/30/86           9,425               10,000                 10,000
11/30/87           7,980                9,523                 10,453
11/30/88          10,232               11,737                 10,897
11/30/89          12,048               15,363                 11,404
11/30/90          10,776               14,825                 12,120
11/30/91          12,838               17,840                 12,482
11/30/92          14,335               21,132                 12,862
11/30/93          16,779               23,267                 13,207
11/30/94          17,047               23,510                 13,560
11/30/95          22,701               32,192                 13,913
11/30/96          28,368               41,157                 14,366

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 9/13/93 would have been valued at $16,534 at net asset value on 11/30/96 ($16,234 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 12/2/94 would have been valued at $16,525 at net asset value on 11/30/96 $15,940 at public offering price.




PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/96

                             Class A         Class B        Class M
------------------------------------------------------------------------
Distributions (number)           4               4              4
------------------------------------------------------------------------
Income                        $0.320          $0.244         $0.272
------------------------------------------------------------------------
  Total                       $0.320          $0.244         $0.272
------------------------------------------------------------------------
Share value:                 NAV   POP         NAV          NAV   POP
------------------------------------------------------------------------
11/30/95                  $10.93  $11.60     $10.89      $10.89  $11.28
------------------------------------------------------------------------
11/30/96                   13.29   14.10      13.23       13.23   13.71
------------------------------------------------------------------------
Current return
------------------------------------------------------------------------
End of period
------------------------------------------------------------------------
Current dividend rate1      2.41%   2.27%      1.81%       2.03%   1.95%
------------------------------------------------------------------------
Current 30-day SEC yield2   2.25    2.12       1.54        1.77    1.71
------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                            Class A         Class B         Class M
(inception date)           (6/15/77)       (9/13/93)       (12/2/94)
                          NAV    POP      NAV    CDSC     NAV    POP
------------------------------------------------------------------------
1 year                  21.33%  14.32%  20.31%  15.31%  20.71%  16.50%
------------------------------------------------------------------------
5 years                102.08   90.38      --      --      --      --
Annual average          15.11   13.74      --      --      --      --
------------------------------------------------------------------------
10 years               206.04  188.54      --      --      --      --
Annual average          11.84   11.18      --      --      --      --
------------------------------------------------------------------------
Life of class              --      --   64.09   61.09   64.09   58.28
Annual average             --      --   16.19   15.54   26.88   24.70
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



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about investing and retirement planning, and access market news and an economic outlook from Putnam experts -- with just a few clicks of the
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VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

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You can also read Dr. Robert Goodman's economic commentary and Putnam's
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The site can be accessed through any of the major online services
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New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!



Report of independent accountants
For the fiscal year ended November 30, 1996

To the Trustees and Shareholders of
Putnam Equity Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund, including the portfolio of investments owned, as of November 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                             Coopers & Lybrand L.L.P.
Boston, Massachusetts
January 14, 1997




Portfolio of investments owned
November 30, 1996

COMMON STOCKS (83.5%) *
NUMBER OF SHARES                                                                VALUE

Agriculture (--%)
-------------------------------------------------------------------------------------
       1,101  PSF Holdings LLC Class A                                   $     18,717

Automotive (3.6%)
-------------------------------------------------------------------------------------
      7,300  Bayerische Motoren Werke (BMW) AG (Germany)                    4,733,724
     76,000  Chrysler Corp.                                                 2,698,000
    139,000  Echlin, Inc.                                                   4,673,875
    185,000  General Motors Corp.                                          10,660,625
    118,000  General Motors Corp. Class H                                   6,431,000
                                                                         ------------
                                                                           29,197,224

Basic Industrial Products (2.4%)
-------------------------------------------------------------------------------------
    106,000  Deere (John) & Co.                                             4,730,250
    130,000  Minnesota Mining & Manufacturing Co.                          10,887,500
    176,000  New Holland N.V. (Netherlands) +                               3,542,000
                                                                         ------------
                                                                           19,159,750

Building and Construction (--%)
-------------------------------------------------------------------------------------
        60  Terex Corp. Rights +                                                  120

Business Equipment and Services (3.8%)
-------------------------------------------------------------------------------------
     78,000  Alco Standard Corp.                                            4,036,500
     99,000  Deluxe Corp.                                                   3,069,000
     81,900  Hewlett-Packard Co.                                            4,412,363
     75,000  IBM Corp.                                                     11,953,125
    151,000  Xerox Corp.                                                    7,417,875
                                                                         ------------
                                                                           30,888,863

Cable Television (0.2%)
-------------------------------------------------------------------------------------
     71,200  Cox Communications, Inc. Class A +                             1,459,600

Chemicals (5.2%)
-------------------------------------------------------------------------------------
    111,300  Bayer AG ADR (Germany)                                         4,481,372
     52,000  Dow Chemical Co.                                               4,355,000
     73,600  du Pont (E.I.) de Nemours & Co., Ltd.                          6,936,800
    137,000  Eastman Chemical Co.                                           7,826,125
     75,000  Hoechst AG (Germany)                                           3,282,927
     93,000  Imperial Chemical Industries PLC ADR (United Kingdom)          4,768,575
    118,000  PPG Industries, Inc.                                           7,227,500
     93,200  Witco Chemical Corp.                                           2,830,950
                                                                         ------------
                                                                           41,709,249

Conglomerates (2.8%)
-------------------------------------------------------------------------------------
     82,000  ITT Industries, Inc.                                           1,916,750
    113,000  Temple Inland, Inc.                                            6,073,750
    108,300  TRW, Inc.                                                     10,545,713
     30,000  United Technologies Corp.                                      4,207,500
                                                                         ------------
                                                                           22,743,713

Consumer Durable Goods (1.0%)
-------------------------------------------------------------------------------------
    155,000  Whirlpool Corp.                                                7,750,000

Consumer Non Durables (4.3%)
-------------------------------------------------------------------------------------
    173,300  American Brands, Inc.                                          8,275,075
     49,600  Avon Products, Inc.                                            2,765,200
    113,000  Kimberly-Clark Corp.                                          11,045,750
     75,000  Philip Morris Cos., Inc.                                       7,734,375
    146,820  RJR Nabisco Holdings Corp.                                     4,698,240
                                                                         ------------
                                                                           34,518,640

Electronics and Electrical Equipment (3.1%)
-------------------------------------------------------------------------------------
     93,600  Eaton Corp.                                                    6,481,800
     50,000  Motorola, Inc.                                                 2,768,750
     56,000  Siemens AG (Germany)                                           2,698,927
    202,000  Texas Instruments, Inc.                                       12,877,500
                                                                         ------------
                                                                           24,826,977

Entertainment (--%)
-------------------------------------------------------------------------------------
          5  Cobblestone Holdings, Inc. +                                          50

Environmental Control (0.4%)
-------------------------------------------------------------------------------------
     97,000  WMX Technologies, Inc.                                         3,492,000

Food and Beverages (3.2%)
-------------------------------------------------------------------------------------
    123,000  Anheuser-Busch Cos., Inc.                                      5,212,125
    104,000  Dole Food Co.                                                  4,056,000
    135,000  Flowers Industries, Inc.                                       3,189,375
    110,000  General Mills, Inc.                                            6,985,000
    295,000  Whitman Corp.                                                  6,785,000
                                                                         ------------
                                                                           26,227,500

Insurance and Finance (15.2%)
-------------------------------------------------------------------------------------
    180,000  American General Corp.                                         7,402,500
     98,000  AON Corp.                                                      5,965,750
    251,000  Banc One Corp.                                                11,953,875
     74,800  Bankers Trust New York Corp.                                   6,507,600
     81,400  Beneficial Corp.                                               5,056,975
     25,460  CIGNA Corp.                                                    3,599,408
     97,000  CoreStates Financial Corp.                                     5,225,875
    140,000  Fleet Financial Group, Inc.                                    7,752,500
    100,000  Great Western Financial Corp.                                  3,112,500
    169,000  Keycorp                                                        8,851,375
     14,200  Marshall & Ilsley Corp.                                          482,800
    134,000  Morgan (J.P.) & Co., Inc.                                     12,646,250
     92,200  NationsBank Corp.                                              9,554,225
    104,000  Norwest Corp.                                                  4,862,000
    203,000  PNC Bank Corp.                                                 8,018,500
     73,400  SAFECO Corp.                                                   3,055,275
     75,000  Salomon, Inc.                                                  3,421,875
    105,000  St. Paul Cos., Inc.                                            6,181,875
    101,950  Synovus Financial Corp.                                        3,338,863
    296,000  USF&G Corp.                                                    5,920,000
                                                                         ------------
                                                                          122,910,021

Medical Supplies and Devices (0.8%)
-------------------------------------------------------------------------------------
    145,600  Baxter International, Inc.                                     6,188,000

Metals and Mining (0.3%)
-------------------------------------------------------------------------------------
     24,400  Carpenter Technology Corp.                                       866,200
     57,000  Freeport-McMoRan Copper & Gold Co., Inc. Class A               1,702,875
                                                                         ------------
                                                                            2,569,075

Oil and Gas (8.0%)
-------------------------------------------------------------------------------------
    145,000  Amoco Corp.                                                   11,255,625
     63,000  Chevron, Inc.                                                  4,221,000
     70,000  Elf Aquitane ADR (France)                                      3,071,250
    153,000  Exxon Corp.                                                   14,477,625
    110,500  Mobil Corp.                                                   13,370,500
    277,000  Occidental Petroleum Corp.                                     6,648,000
    107,000  PanEnergy Corp.                                                4,708,000
    182,000  Total Corp. ADR (France)                                       7,348,250
                                                                         ------------
                                                                           65,100,250

Packaging and Containers (0.6%)
-------------------------------------------------------------------------------------
     93,500  Crown Cork & Seal Co., Inc.                                    4,955,500

Paper and Forest Products (2.3%)
-------------------------------------------------------------------------------------
     78,000  Chesapeake Corp.                                               2,379,000
     87,000  Rayonier, Inc.                                                 3,371,250
    279,000  Weyerhaeuser Co.                                              12,834,000
                                                                         ------------
                                                                           18,584,250

Pharmaceuticals (3.2%)
-------------------------------------------------------------------------------------
     55,100  Bristol-Myers Squibb Co.                                       6,267,620
    263,370  Pharmacia & Upjohn, Inc.                                      10,172,661
    137,700  Warner-Lambert Co.                                             9,845,550
                                                                         ------------
                                                                           26,285,831
Photography (1.4%)
-------------------------------------------------------------------------------------
    100,000  Eastman Kodak Co.                                              8,100,000
     70,000  Polaroid Corp.                                                 2,983,750
                                                                         ------------
                                                                           11,083,750

Publishing (0.2%)
-------------------------------------------------------------------------------------
     30,100  Times Mirror Co. Class A                                       1,576,488


Real Estate Investment Trust (REIT's) (1.1%)
-------------------------------------------------------------------------------------
     70,000  Bradley Real Estate Trust, Inc.                                1,225,000
     56,000  Duke Realty Investments, Inc.                                  2,009,000
     67,000  Equity Residential Properties Trust                            2,688,375
     67,000  LTC Properties, Inc.                                           1,147,375
    100,000  Nationwide Health Properties, Inc.                             2,225,000
                                                                         ------------
                                                                            9,294,750

Retail (3.8%)
-------------------------------------------------------------------------------------
    211,800  Dayton Hudson Corp.                                            8,233,720
    251,000  K mart Corp.                                                   2,792,370
    126,000  May Department Stores Co.                                      6,142,500
    118,000  Penney (J.C.) Co., Inc.                                        6,342,500
    188,000  Rite Aid Corp.                                                 7,449,500
                                                                         ------------
                                                                           30,960,590

Telecommunications (0.8%)
-------------------------------------------------------------------------------------
     12,200  Deutsche Telekom AG ADR (Germany) +                              260,775
    196,600  MCI Communications Corp.                                       5,996,300
                                                                         ------------
                                                                            6,257,075

Transportation (3.6%)
-------------------------------------------------------------------------------------
    110,000  CSX Corp.                                                      5,142,500
     97,000  Delta Air Lines, Inc.                                          7,299,250
     75,000  Norfolk Southern Corp.                                         6,750,000
    220,400  Ryder System, Inc.                                             6,694,650
     55,000  Union Pacific Corp.                                            3,203,750
                                                                         ------------
                                                                           29,090,150

Utilities (12.2%)
-------------------------------------------------------------------------------------
    140,000  Ameritech Corp. New                                            8,242,500
    133,100  Bell Atlantic Corp.                                            8,368,660
     90,000  BellSouth Corp.                                                3,633,750
      5,400  Carolina Power & Light Co.                                       197,775
    245,463  Cinergy Corp.                                                  8,223,011
    110,000  Dominion Resources, Inc.                                       4,193,750
     97,000  GTE Corp.                                                      4,352,875
     39,000  NIPSCO Industries, Inc.                                        1,511,250
    166,000  NYNEX Corp.                                                    7,698,250
     78,000  Oklahoma Gas & Electric Co.                                    3,207,750
    228,000  Pacific Enterprises                                            6,982,500
    243,000  Pacific Gas & Electric Co.                                     5,862,375
    122,000  Pacific Telesis Group                                          4,514,000
    118,600  Potomac Electric Power Co.                                     3,083,600
     66,000  Public Service Co.                                             2,574,000
    159,000  SBC Communications, Inc.                                       8,367,370
    157,000  Scana Corp.                                                    4,278,250
    202,000  Sprint Corp.                                                   8,458,750
     48,000  Veba (Vereinigte Elektrizitaets Bergwerks) AG (Germany)        2,808,195
     68,400  WICOR, Inc.                                                    2,488,050
                                                                         ------------
                                                                           99,046,661
                                                                         ------------
             Total Common Stocks (cost $549,106,351)                     $675,894,794

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.9%) *
PRINCIPAL AMOUNT                                                                VALUE

U.S. Government Agency Mortgage Pass-Through Certificates (1.0%)
-------------------------------------------------------------------------------------
             Federal National Mortgage Association
 $1,782,396  7s, with due dates from July 1, 2023 to May 1, 2026         $  1,768,459
    834,447  6s, Dwarfs, with due dates from April 1, 2009 to
             October 1, 2009                                                  812,277
    510,000  5.94s, December 12, 2005                                         497,010
             Government National Mortgage Association
  2,936,387  7s, with due dates from February 15, 2026 to April 15, 2026    2,918,946
    868,409  6 1/2s, with due dates from March 15, 2026 to April 15, 2026     844,251
    398,571  6 1/2s, Midgets, March 15, 2009                                  397,448
    435,063  6s, Midgets, September 15, 2008                                  425,274
                                                                         ------------
                                                                            7,663,665

U.S. Treasury Obligations (2.9%)
-------------------------------------------------------------------------------------
             U.S. Treasury Bonds
  1,180,000  11 5/8s, November 15, 2004                                     1,592,811
    365,000  8 7/8s, August 15, 2017                                          464,806
  2,760,000  8 1/8s, August 15, 2019                                        3,292,156
             U.S. Treasury Notes
    385,000  11 7/8s, November 15, 2003 #                                     512,712
    845,000  11 1/8s, August 15, 2003                                       1,082,918
  3,710,000  7 1/2s, May 15, 2002                                           3,994,038
  2,360,000  7 1/4s, August 15, 2004                                        2,540,328
  3,465,000  6 1/2s, October 15, 2006                                       3,578,687
    350,000  6 1/2s, May 31, 2001                                             359,244
  4,730,000  6 3/8s, August 15, 2002                                        4,847,493
    790,000  6 1/4s, April 30, 2001                                           803,327
    555,000  6 1/4s, June 30, 1998                                            560,894
                                                                         ------------
                                                                           23,629,414
                                                                         ------------
             Total U.S. Government and Agency Obligations
             (cost $30,405,305)                                         $  31,293,079





CORPORATE BONDS AND NOTES (2.5%) *
PRINCIPAL AMOUNT                                                                VALUE

Advertising (--%)
-------------------------------------------------------------------------------------
    $25,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006           $     26,313
     10,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                 10,175
     15,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006               15,338
                                                                         ------------
                                                                               51,826

Aerospace and Defense (0.1%)
-------------------------------------------------------------------------------------
     50,000  Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003            54,875
     25,000  BE Aerospace sr. notes 9 3/4s, 2003                               26,188
     50,000  Howmet Corp. sr. sub. notes 10s, 2003                             53,875
    320,000  Northrop-Grumman Corp. notes 7s, 2006                            323,942
     20,000  Sequa Corp. bonds 8 3/4s, 2001                                    20,100
      5,000  UNC, Inc. sr. sub. notes 11s, 2006                                 5,338
     50,000  Wyman-Gordon Co. sr. notes 10 3/4s, 2003                          53,375
                                                                         ------------
                                                                              537,693

Agriculture (--%)
-------------------------------------------------------------------------------------
     12,127  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003
             [2 DBL. DAGGERS]                                                  12,370

Automotive (--%)
-------------------------------------------------------------------------------------
     50,000  A.P.S., Inc. company guaranty 11 7/8s, 2006                       54,500
     25,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004             27,750
     10,000  CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                      10,300
     65,000  Daimler-Benz med. term notes 7 3/8s, 2006 (Germany)               68,372
     25,000  Exide Corp. deb. stepped-coupon zero %
             (12 1/4s, 12/15/97), 2004 ++	                                 22,750
      5,000  Hawk Corp. 144A sr. notes 10 1/4s, 2003                            5,100
     15,000  Key Plastics Corp. sr. notes 14s, 1999                            15,600
     20,000  Lear Corp. sub. notes 9 1/2s, 2006                                21,500
      5,000  Speedy Muffler King, Inc. company guaranty 10 7/8s,
             2006 (Canada)                                                      5,325
                                                                         ------------
                                                                              231,197

Banks (0.4%)
-------------------------------------------------------------------------------------
    170,000  Abbey National PLC sub. notes 7.35s, 2049 (United Kingdom)       176,550
    170,000  ABN Ambro Bank N.V. sub. notes 7.55s, 2006 (Netherlands)         180,741
    400,000  Advanta National Bank sr. notes 7.02s, 2001                      405,704
    225,000  Bangkok Bank Public Co. 144A sub. notes 8 1/4s, 2016
             (Thailand)                                                       234,488
     20,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005              20,900
    300,000  Citicorp sub. notes 7 1/8s, 2005                                 309,771
    300,000  Den Danske Bank 144A sub. notes 6.55s, 2003 (Denmark)            298,464
     85,000  First National Bank of Omaha sub. notes 7.32s, 2010               85,547
    100,000  First Nationwide Holdings 144A sr. sub. notes 10 5/8s, 2003      107,000
     25,000  First Nationwide Holdings sr. sub. notes 9 1/8s, 2003             25,250
     75,000  NationsBank Corp. sub. notes 10 1/4s, 2025                        73,824
     10,000  Ocwen Federal Bank sub. deb. 12s, 2005                            10,700
      5,000  Ocwen Financial Corp. notes 11 7/8s, 2003                          5,350
    270,000  Peoples Bank-Bridgeport sub. notes 7.2s, 2006                    270,898
    250,000  Riggs National Corp. sub. deb. 8 1/2s, 2006                      267,188
    300,000  Scotland International Finance 144A sub. notes 8.85s, 2006
             (Netherlands)                                                    345,048
    120,000  Sparbanken Sverige AB (Swedbank) 144A sub. 7 1/2s, 2006
             (Sweden)                                                         123,283
    325,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                   340,581
                                                                         ------------
                                                                            3,281,287

Basic Industrial Products (--%)
-------------------------------------------------------------------------------------
      5,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                      5,100
     50,000  Clark-Schwebel sr. notes 10 1/2s, 2006                            53,250
     75,000  Inter-City Products sr. notes 9 3/4s, 2000                        75,750
      5,000  Mettler Toledo, Inc. company guaranty 9 3/4s, 2006                 5,225
      5,000  Ryder TRS, Inc. 144A sr. sub. notes 10s, 2006                      5,088
                                                                         ------------
                                                                              144,413
Broadcasting (0.1%)
-------------------------------------------------------------------------------------
     25,000  Allbritton Communications sr. sub. deb.
             Ser. B, 9 3/4s, 2007                                              23,875
     25,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005               25,313
     10,000  Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023               9,500
     25,000  Cablevision Systems Corp. sr. sub. reset deb. 10 3/4s, 2004       25,625
     40,000  Commodore Media, Inc. sr. sub. notes stepped-coupon
             7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                41,600
    305,000  Continental Cablevision, Inc. sr. deb. 9 1/2s, 2013              354,245
     80,000  Diamond Cable Communication Co. sr. disc. notes
             stepped-coupon zero % (11 3/4s, 12/15/00), 2005
             (United Kingdom) ++                                               55,800
     20,000  Diamond Cable Communication Co. sr. disc. notes
             stepped-coupon zero % (13 1/2s, 9/30/99), 2004
             (United Kingdom) ++                                               16,200
      5,000  Gray Communications System Inc. sr. sub. notes 10 5/8s, 2006       5,150
     25,000  Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006           25,625
     25,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                27,000
     25,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005               24,188
     50,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes
             stepped-coupon zero % (13 1/2s, 8/1/99), 2004 ++                  39,188
     15,000  Park Broadcasting, Inc. sr. notes Ser. B, 11 3/4s, 2004           17,513
     25,000  Paxson Communications Corp. 144A sr. sub. notes 11 5/8s,
             2002                                                              25,625
     25,000  Rogers Cablesystem Ltd. deb. 10 1/8s, 2012 (Canada)               25,813
     25,000  Rogers Cablesystem Ltd. notes 9 5/8s, 2002 (Canada)               26,188
     50,000  Sinclair Broadcasting Group sr. sub. notes 10s, 2005              50,500
     50,000  Sullivan Broadcasting sr. sub. notes 10 1/4s, 2005                50,688
     30,000  Videotron Holdings. sr. disc. notes stepped-coupon
             zero % (11s, 8/15/00), 2005 (United Kingdom) ++                   23,625
                                                                         ------------
                                                                              893,261
Building and Construction (--%)
-------------------------------------------------------------------------------------
    $10,000  Atrium Companies, Inc. 144A sr. sub. notes 10 1/2s, 2006    $     10,175
     15,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                      16,650
      5,000  Clark Material Handling Co. 144A sr. notes 10 3/4s, 2006           5,113
     25,000  Schuller International Corp. sr. notes 10 7/8s, 2004              27,813
     50,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                 51,500
     15,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                       16,200
     25,000  Triangle Pacific Corp. sr. notes 10 1/2s, 2003                    26,625
                                                                         ------------
                                                                              154,076

Business Equipment and Services (--%)
-------------------------------------------------------------------------------------
     25,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004       25,250
      5,000  Iron Mountain, Inc. sr. sub. notes 10 1/8s, 2006                   5,275
      5,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                    5,450
     25,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005        27,594
                                                                         ------------
                                                                               63,569

Cellular Communications (--%)
-------------------------------------------------------------------------------------
     10,000  Orbcomm Global Capital Corp. 144A sr. notes 14s, 2004              9,925

Chemicals (0.1%)
-------------------------------------------------------------------------------------
      5,000  Freedom Chemicals, Inc. 144A sr. sub. notes 10 5/8s, 2006          5,181
     25,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                      26,750
     25,000  IMC Fertilizer Group, Inc. deb. 9.45s, 2011                       30,125
    125,000  Lyondell Petrochemical Co. notes 9 1/8s, 2002                    138,355
    105,000  Sociedad Quimica Y Minera de Chile S.A. 144A bonds 7.7s,
             2006 (Chile)                                                     109,988
     10,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
             zero % (13 1/2s, 8/15/01), 2008 ++                                 5,600
      5,000  Texas Petrochemical 144A sr. sub. notes 11 1/8s, 2006              5,350
     50,000  Union Carbide Global Enterprises sr. sub. Ser. B, 12s, 2005       57,688
                                                                         ------------
                                                                              379,037

Computer Services and Software (--%)
-------------------------------------------------------------------------------------
     15,000  Unisys Corp. sr. notes 11 3/4s, 2004                              15,675

Conglomerates (--%)
-------------------------------------------------------------------------------------
     25,000  ADT Ltd. sr. sub. notes 9 1/4s, 2003                              26,500
     50,000  Congoleum Corp. sr. notes 9s, 2001                                50,000
     25,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s,
             1999                                                              25,000
                                                                         ------------
                                                                              101,500

Consumer Durable Goods (--%)
-------------------------------------------------------------------------------------
     15,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon zero %
             (14s, 11/15/01), 2006 ++                                           7,800
      5,000  Rayovac Corp. 144A sr. sub. notes 10 1/4s, 2006                    5,125
     95,000  RJR Nabisco, Inc. notes 8 3/4s, 2005                              96,734
     15,000  Selmer Co., Inc. sr. sub. notes 11s, 2005                         16,350
                                                                         ------------
                                                                              126,009

Consumer Non Durables (--%)
-------------------------------------------------------------------------------------
    $50,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003               $     51,500

Consumer Services (--%)
-------------------------------------------------------------------------------------
     50,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003               55,000
      5,000  AmeriKing. Inc. sr. notes 10 3/4s, 2006                            5,100
     50,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                    54,000
     15,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004               15,225
     50,000  Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                51,500
     25,000  John Q Hammons Hotels, Inc. 1st mtge. 9 3/4s, 2005                25,313
      5,000  Rose Hills Acquisition Corp. 144A sr. sub. notes 9 1/2s,
             2004                                                               5,063
                                                                         ------------
                                                                              211,201

Electronics and Electrical Equipment (--%)
-------------------------------------------------------------------------------------
     30,000  Amphenol Corp. sr. sub. notes 12 3/4s, 2002                       33,000
      5,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s, 2006
             (India)                                                            5,163
      7,397  Cirent Semiconductor, Inc. sr. sub. notes 10.22s, 2002             7,397
      7,427  Cirent Semiconductor, Inc. 144A sr. sub. notes 10.14s, 2004        7,427
     40,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero % (11 1/2s, 8/15/00), 2003
             (Canada) ++                                                       24,800
     10,000  Motors and Gears Inc. 144A sr. notes Ser. A, 10 3/4s, 2006        10,225
                                                                         ------------
                                                                               88,012

Entertainment (0.2%)
-------------------------------------------------------------------------------------
     15,000  Cinemark USA, Inc. sr. sub. notes notes Ser. B, 9 5/8s, 2008      15,000
      5,000  Cobblestone Holdings Inc. sr. notes Ser. B, zero %, 2004           2,075
    390,000  News America Holdings, Inc. sr. notes 12s, 2001                  414,094
     50,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                   54,500
     40,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
             (12 1/4s, 6/15/98), 2005 ++                                       36,800
    715,000  Time Warner Entertainment Co. deb. 7 1/4s, 2008                  714,550
    135,000  Time Warner Entertainment Co. notes 8 7/8s, 2012                 150,521
     50,000  Viacom International, Inc. sub. deb. 8s, 2006                     48,500
                                                                         ------------
                                                                            1,436,040
Environmental Control (--%)
-------------------------------------------------------------------------------------
     10,000  Allied Waste Industries, Inc. 144A sr. sub.
             notes 10 1/4s, 2006                                               10,238

Food and Beverages (--%)
-------------------------------------------------------------------------------------
     15,000  Canandaigua Wine Co. 144A sr. sub. notes 8 3/4s, 2003             14,494
    225,000  Kroger Co. sr. notes 8.15s, 2006                                 238,883
     25,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                          26,250
     50,000  Stater Brothers sr. notes 11s, 2001                               53,500
                                                                         ------------
                                                                              333,127

Health Care (--%)
-------------------------------------------------------------------------------------
  $180,000  Columbia Healthcare Corp. deb. 8.36s, 2024                        206,579
    15,000  IMED Corp. sr. sub. notes 9 3/4s, 2006                             15,150
    50,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                 53,000
    15,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                     12,975
    25,000  Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                      26,625
    25,000  Twin Labs, Inc. company guaranty 10 1/4s, 2006                     26,000
                                                                         ------------
                                                                              340,329

Insurance and Finance (0.4%)
-------------------------------------------------------------------------------------
     10,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                      10,200
     50,000  American Life Holding Co. sr. sub. notes 11 1/4s, 2004            57,500
    185,000  Conseco, Inc. sr. notes 10 1/2s, 2004                            222,413
     50,000  Contifinacial Corp. sr. notes 8 3/8s, 2003                        51,500
    295,000  Discover Credit Corp. med. term notes 9.07s, 2012                355,059
      5,000  Dollar Financial Group, Inc. 144A sr. notes 10 7/8s, 2006          5,081
    300,000  Finova Capital Corp. notes 9 1/8s, 2002                          334,872
    120,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006            123,664
    420,000  Ford Motor Credit Corp. notes 8.2s, 2002                         453,566
     10,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
             (United Kingdom)                                                  10,225
     35,000  Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003                 37,800
      5,000  Olympic Financial Ltd. sr. notes 13s, 2000                         5,500
      5,000  Outsourcing Solutions, Inc. 144A sr. sub. notes 11s, 2006          5,213
    320,000  Phoenix Home Life Mutual Insurance Co. 144A notes 6.95s,
             2006                                                             321,357
     50,000  Primark Corp. sr. notes 8 3/4s, 2000                              50,313
     15,000  Provident Capital Trust 144A jr. sub. notes 8.6s, 2026            15,421
     25,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                  25,625
     25,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003          25,875
    220,000  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011     233,704
    335,000  Sampoerna International Finance Co. 144A company guaranty
             8 3/8s, 2006 (Indonesia)                                         349,003
    215,000  Southern Investments Service Co. sr. notes 6.8s, 2006
             (United Kingdom)                                                 216,387
     50,000  Van Kampen Merrit sr. notes 9 3/4s, 2003                          53,563
                                                                         ------------
                                                                            2,963,841

Medical Supplies and Devices (--%)
-------------------------------------------------------------------------------------
     25,000  Dade International, Inc. 144A sr. sub. notes 11 1/8s, 2006        27,000
     50,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005           54,750
     20,000  Wright Medical Technology, Inc. sr. secd. notes Ser. B,
             10 3/4s, 2000                                                     20,300

                                                                         ------------
                                                                              102,050

Metals and Mining (0.1%)
-------------------------------------------------------------------------------------
    190,000  Noranda, Inc. notes 7s, 2005 (Canada)                            192,601
    221,000  PT Alatief Freeport sr. notes 9 3/4s, 2001 (Netherlands)         243,169
      5,000  Renco Metals, Inc. sr. notes 11 1/2s, 2003                         5,200
     10,000  Royal Oak Mines, Inc. company guaranty Ser. B, 11s, 2006
             (Canada)                                                          10,300
     15,000  WCI Steel, Inc. 144A sr. notes 10s, 2004                          15,150
                                                                         ------------
                                                                              466,420

Oil and Gas (0.2%)
-------------------------------------------------------------------------------------
     10,000  Abraxas Petroleum Corp. 144A sr. notes 11 1/2s, 2004              10,375
     25,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                      27,500
      5,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                      5,050
    155,000  El Paso Natural Gas Co. deb. 7 1/2s, 2026                        160,262
      5,000  Flores & Rucks Corp. sr. sub. notes 9 3/4s, 2006                   5,263
     10,000  Forcenergy, Inc. sr. sub. notes 9 1/2s, 2006                      10,463
     17,000  Gerrity Oil & Gas Corp. sr. sub. notes 11 3/4s, 2004              18,360
    205,000  Gulf Canada Resources Ltd. sr. notes 8.35s, 2006 (Canada)        215,763
     25,000  HS Resources, Inc. 144A sr. sub. notes 9 1/4s, 2006               25,375
    250,000  Husky Oil Ltd. deb. 7.55s, 2016 (Canada)                         256,993
      5,000  Kelley Oil & Gas Corp. 144A sr. sub. notes 10 3/8s, 2006           5,100
     25,000  Maxus Energy Corp. global notes 9 7/8s, 2002                      25,750
     25,000  Maxus Energy Corp. notes 9 1/2s, 2003                             24,875
     10,000  Parker Drilling Co. 144A company guaranty 9 3/4s, 2006            10,350
    100,000  Petroliam Nasional Berhad 144A notes 7 5/8s, 2026
             (Malaysia)                                                       104,130
    295,000  Petroliam Nasional Berhad 144A notes 7 1/8s, 2005
             (Malaysia)                                                       303,396
                                                                         ------------
                                                                            1,209,005

Packaging and Containers (--%)
-------------------------------------------------------------------------------------
      5,000  Amtrol, Inc. 144A sr. sub. notes 10 5/8s, 2006                     5,038
     52,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                 55,640
      5,000  Printpack, Inc. 144A sr. sub. notes 10 5/8s, 2006                  5,200
      5,000  Printpack, Inc. 144A sr. notes 9 7/8s, 2004                        5,175
      5,000  US Can Corp. 144A sr. sub. notes 10 1/8s, 2006                     5,225
                                                                         ------------
                                                                               76,278

Paper and Forest Products (--%)
-------------------------------------------------------------------------------------
    15,000  Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                            16,388
    25,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003            26,500
    50,000  Doman Industries Ltd. sr. notes 8 3/4s, 2004 (Canada)              46,625
    50,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)               48,500
    50,000  Riverwood International company guaranty 10 7/8s, 2008             45,000
    25,000  Stone Consolidated Corp. sr. notes 10 1/4s, 2000                   26,563
                                                                         ------------
                                                                              209,576

Publishing (0.1%)
-------------------------------------------------------------------------------------
    50,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004        53,375
    50,000  K-III Communications Corp. sr. notes 10 1/4s, 2004                 52,250
   420,000  News America Holdings, Inc. deb. 7.7s, 2025                       408,551
                                                                         ------------
                                                                              514,176

REITs (0.1%)
-------------------------------------------------------------------------------------
   120,000  Health Care Property Investors, Inc. sr. notes 6 1/2s, 2006       116,788
   305,000  Meditrust med. term notes 7.3s, 2006                              309,541
   205,000  Sun Communities, Inc. sr. notes 7 5/8s, 2003                      213,038
    50,000  Tanger Properties Ltd. partnership gtd. notes 8 3/4s, 2001         50,767
                                                                         ------------
                                                                              690,134

Recreation (--%)
-------------------------------------------------------------------------------------
    15,000  Alliance Gaming Corp. 12 7/8s, 2003                                15,638
    10,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                           9,300
    25,000  Bally Park Place Funding 1st mtge. 9 1/4s, 2004                    27,553
    25,000  Casino America, Inc. sr. notes 12 1/2s, 2003                       24,250
    10,000  Casino Magic Corp. 144A 1st mtge. 13s, 2003                         9,900
    25,000  Coast Hotels & Casino company guaranty Ser. B, 13s, 2002           26,875
    25,000  Empress River Casino sr. notes 10 3/4s, 2002                       26,625
    25,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                        25,188
    25,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                     23,000
    50,000  Players International Inc. sr. notes 10 7/8s, 2005                 49,500
    25,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                 23,625
    50,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005             57,000
                                                                         ------------
                                                                              318,454

Retail (0.1%)
-------------------------------------------------------------------------------------
    25,000  Brylane (L.P.) sr. sub. notes 10s, 2003                            25,688
   195,000  Federated Department Stores sr. notes 8 1/2s, 2003                206,179
    25,000  Finlay Enterprises, Inc. sr. notes 10 5/8s, 2003                   25,375
    15,000  Loehmanns, Inc. sr. notes 11 7/8s, 2003                            15,900
    25,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                         25,500
    40,000  Southland Corp. 1st priority sr. sub. deb. 5s, 2003                32,900
    10,000  Southland Corp. deb. Ser. C, 12s, 2009                              9,950
    25,000  Specialty Retailers, Inc. notes 10s, 2000                          24,938
    50,000  Waban, Inc. sr. sub. notes 11s, 2004                               56,000
     5,000  William Carter Co. 144A sr. sub. notes 10 3/8s, 2006                5,100
                                                                         ------------
                                                                              427,530

Specialty Consumer Products (--%)
-------------------------------------------------------------------------------------
    25,000  Coty Inc. gtd. sr. sub. notes 10 1/4s, 2005                        26,500
     5,000  E&S Holdings Corp. 144A sr. sub. notes 10 3/8s, 2006                5,181
     5,000  Genesco, Inc. sr. notes 10 3/8s, 2003                               4,950
    25,000  Herff Jones, Inc. sr. sub. notes 11s, 2005                         26,875
                                                                         ------------
                                                                               63,506

Telecommunications (0.1%)
-------------------------------------------------------------------------------------
   330,000  360 Communications Co. sr. notes 7 1/2s, 2006                     333,973
   100,000  American Communication Services, Inc. sr. disc. notes
            stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                   54,000
    75,000  Call-Net Enterprises sr. disc. notes stepped-coupon zero %
            (13 1/4s, 12/1/99), 2004 ++                                        60,375
   100,000  Cencall Communications Corp. sr. disc. notes stepped-coupon
            zero % (10 1/8s, 1/15/99), 2004 ++                                 66,500
    25,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                    27,188
     5,000  Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006     4,975
    45,000  Hyperion Telecommunication sr. disc. notes stepped-coupon
            Ser. B, zero % (13s, 4/15/01), 2003 ++                             26,100
   135,000  ICG Holding, Inc. company guaranty stepped-coupon zero %
            (12 1/2s, 5/1/01), 2006 ++                                         86,400
    45,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
            (12s, 5/1/01), 2006 ++                                             27,338
    25,000  Intermedia Communications of Florida sr. notes Ser. B, 13 1/2s,
            2005                                                               28,625
    85,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
            zero % (11 1/2s, 2/01/01), 2006 ++                                 54,400
    75,000  MFS Communications sr. disc. notes stepped-coupon zero %
            (8 7/8s, 1/1/01), 2006 ++                                          54,375
    70,000  MFS Communications sr. disc. notes stepped-coupon zero %
            (9 3/8s, 1/15/99), 2004 ++                                         60,550
    30,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
            (Luxembourg) ++                                                    17,850
    25,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002            25,875
   100,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
            zero % (9 3/4s, 2/15/99), 2004 ++                                  66,125
    50,000  Nextlink Communications sr. notes 12 1/2s, 2006                    52,625
    35,000  Omnipoint Corp. 144A sr. notes 11 5/8s, 2006                       36,838
    20,000  Paging Network, Inc. 144A sr. sub. notes 10s, 2008                 20,000
    50,000  Pricellular Wireless sr. disc. notes stepped-coupon Ser. B,
            zero % (14s, 11/15/97), 2001 ++                                    49,250
     5,000  Sygnet Wireless, Inc. sr. notes 11 1/2s, 2006                       5,150
    40,000  Teleport Communications Group Inc. sr. disc. notes
            stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                   27,100
                                                                         ------------
                                                                            1,185,612

Textiles (--%)
-------------------------------------------------------------------------------------
    15,000  Polysindo International Finance company guaranty 11 3/8s,
            2006 (Indonesia)                                                   16,125
    25,000  Tultex Corp. sr. notes 10 5/8s, 2005                               27,000
                                                                         ------------
                                                                               43,125

Transportation (0.1%)
-------------------------------------------------------------------------------------
     5,000  Blue Bird Body Co. 144A sr. sub. notes 10 3/4s, 2006                5,181
   325,000  Burlington Northern Santa Fe notes 6 3/8s, 2005                   319,296
    25,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003
            (Greece)                                                           25,125
    15,000  Greenwich Air Services, Inc. sr. notes 10 1/2s, 2006               15,975
    25,000  International Shipholding Corp. sr. notes 9s, 2003                 25,000
    35,000  MCII Holding (USA), Inc. bonds stepped-coupon zero %
            (12s, 12/1/98), 2002 ++                                            28,700
     5,000  Newport News Shipbuilding 144A sr. notes 8 5/8s, 2006               5,090
     5,000  Newport News Shipbuilding 144A sr. sub. notes 9 1/4s, 2006          5,123
                                                                         ------------
                                                                              429,490

Utilities (0.4%)
-------------------------------------------------------------------------------------
   180,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                 180,900
   260,000  California Energy Corp. disc. notes stepped-coupon zero %
            (10 1/4s, 1/15/97), 2005 ++                                       269,100
   195,000  Citizens Utilities Co. bonds 7.68s, 2034                          224,484
   240,000  Connecticut Yankee Atomic Power Co. mtge. Ser. A, 12s, 2000       246,538
   150,000  Connecticut Light & Power 1st mtge. 7 7/8s, 2001                  154,887
   310,000  EIP Funding-Public Service Co. of New Mexico deb. 10 1/4s,
            2012                                                              349,457
    25,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                  26,443
   385,000  El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001               390,386
    10,000  Empresa Distribuidora Norte 144A notes 9 3/4s, 2001
            (Argentina)                                                        10,263
   190,000  Enersis S.A. ADR notes 7.4s, 2016 (Chile)                         189,050
   190,000  Enersis S.A. ADR notes 6.6s, 2026 (Chile)                         191,781
    24,000  First PV Funding deb. 10.15s, 2016                                 25,440
     5,000  Hidro Pierda Aguila 144A bonds 10 5/8s, 2001 (Argentina)            5,075
    50,000  Long Island Lighting Co. refunding mtge. notes 9 5/8s, 2024        51,313
   116,372  Midland Cogeneration Ventures deb. 10.33s, 2002                   123,645
    85,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                   94,463
    25,000  Niagara Mohawk Power Corp. 1st mtge. 7 3/4s, 2006                  23,618
    25,000  Niagara Mohawk Power Corp. med. term notes 9.95s, 2000             23,125
     5,000  Northeast Utilities System notes Ser. A, 8.58s, 2006                4,992
   250,000  Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000           263,595
   400,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015            411,976
                                                                         ------------
                                                                            3,260,531
                                                                         ------------
            Total Corporate Bonds and Notes (cost $18,944,298)           $ 20,432,013

CONVERTIBLE PREFERRED STOCKS (1.7%) *
NUMBER OF SHARES                                                                VALUE
-------------------------------------------------------------------------------------
    73,000  Ford Motor Co. Ser. A, $4.20 dep. shs. cv. pfd.              $  7,801,875
   169,000  Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                4,732,000
       900  Granite Broadcasting $1.938 cv. pfd.                               52,875
    31,000  K mart Financing I $3.875 cv. pfd.                              1,561,625
                                                                         ------------
            Total Convertible Preferred Stocks (cost $12,111,133)        $ 14,148,375

CONVERTIBLE BONDS AND NOTES (1.0%) *
PRINCIPAL AMOUNT                                                                VALUE
-------------------------------------------------------------------------------------
      $   25,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005         $     15,000
       4,000,000  Mitsubishi Bank Ltd. International Finance
                  cv. trust guaranteed notes 3s, 2002 (Bermuda)             4,475,000
JPY  150,000,000  Toyota Motor Corp. cv. deb. 1.2s, 1998 (Japan)            2,121,957
      $   25,000  Winstar Communications. Inc. cv sr. disc. notes zero %
                  (14s, 10/15/05), 2005 ++                                     16,500
       1,368,000  WMX Technologies, Inc. cv. sub. notes 2s, 2005            1,325,250
                                                                         ------------
                  Total Convertible Bonds and Notes (cost $6,962,140)    $  7,953,707

FOREIGN GOVERNMENT BONDS AND NOTES (0.4%) *
PRINCIPAL AMOUNT                                                                VALUE
-------------------------------------------------------------------------------------
AUD      960,000  Australia (Government of) bonds 10s, 2006              $    928,856
CAD      832,000  Canada (Government of) deb. Ser. A-76, 9s, 2025             793,274
DEM    1,155,000  Germany (Federal Republic of) bonds Ser. 96, 6 1/4s,
                  2006                                                        784,273
USD      510,000  Quebec (Province of) deb. Ser. NN, 7 1/8s, 2024             499,387
USD      985,000  Bank of Foreign Economic Affairs of Russia
                  (Vnesheconombank) principal loan 144A
                  8s, 2020 +## [2 DBL. DAGGERS]                               572,531
                                                                         ------------
                  Total Foreign Government Bonds and Notes
                  (cost $3,292,422)                                      $  3,578,321

COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%) *
PRINCIPAL AMOUNT                                                                VALUE
-------------------------------------------------------------------------------------
  $137,530  Chase Mortgage Finance Corp. Ser. 93-3, Class B13, 7.46s,
            2024                                                         $     88,019
   221,589  GE Capital Mortgage Services, Inc. Ser. 94-12, Class B3, 6s,
            2009                                                              188,350
            Housing Securities Inc.
   121,030  Ser. 91-B, Class B6, 9s, 2006                                     121,030
   318,611  Ser. 93-F, Class F9M2, 7s, 2023                                   301,785
    19,844  Ser. 93-J, Class J4, 6.66s, 2009                                   17,363
    21,838  Ser. 93-J, Class J5, 6.66s, 2009                                   15,880
    22,230  Ser. 94-1, Class AB1, 6 1/2s, 2009                                 19,193
            Prudential Home Mortgage Securities
    92,677  Ser. 94-31, Class B3, 8s, 2009                                     85,249
    79,090  Ser. 92-25, Class B3, 8s, 2022 +                                   71,181
   459,682  Ser. 95-D, Class 5B, 7.54s, 2024                                  351,082
    93,878  Ser. 92-13, Class B3, 7 1/2s, 2007                                 87,014
   121,038  Ser. 93-36, Class M, 7 1/4s, 2023                                 119,147
    52,461  Ser. 93-31, Class B2, 6s, 2000                                     42,330
            Prudential Home Mortgage Securities 144A
   363,282  Ser. 95-C, Class 1B1, 7.66s, 2001                                 365,950
   296,572  Ser. 94-A, Class 4B, 6.80s, 2024                                  274,699
    99,519  Ser. 94-D, Class 4B, 6.31s, 2009                                   84,622
   213,589  Ser. 94-D, Class 3B, 6.31s, 2009                                  204,178
   204,124  Ryland Mortgage Securities Corp. Ser. 94-7C, Class B2, 7.36s,
            2025                                                              193,981
                                                                         ------------
            Total Collateralized Mortgage Obligations (cost $2,468,583)  $  2,631,053

BRADY BONDS (0.2%)*
PRINCIPAL AMOUNT                                                                VALUE
-------------------------------------------------------------------------------------
  $790,000  Argentina (Republic of) bonds stepped-coupon Ser. L 5 1/4s,
            (5 1/2s, 3/31/97), 2023++                                    $    505,600
   505,000  Poland (Government of) 144A FRB 6 1/2s, 2024                      492,375
   520,000  United Mexican States FRB Ser. D, 6.453s, 2019                    440,700
                                                                         ------------
            Total Brady Bonds (cost $1,368,303)                          $  1,438,675

PREFERRED STOCKS (--%)*
NUMBER OF SHARES                                                                VALUE
-------------------------------------------------------------------------------------
       320  Cablevision Systems Ser. M, $11.125 dep. shs. pfd.           $     28,160
       355  Chevy Chase Capital Corp. Ser. A, $5. 188 pfd.                     18,194
       271  El Paso Electric Co. $11.40 pfd. [2 DBL. DAGGERS]                  29,810
        15  Fresenius Medical Care Ser. D, $9.00 pfd.                          15,263
       543  K-III Communications $11.625 pfd. [2 DBL. DAGGERS]                 54,029
        20  Paxson Communications Corp. $12.50 pfd. [2 DBL. DAGGERS]           19,000
       400  SD Warren Co. Holdings Corp. 144A $3.50 pfd.                       11,600
       330  SD Warren Co. Ser. B, $3.50 pfd.                                   11,550
        51  Time Warner, Inc. Ser. M, $10.25 pfd. [2 DBL. DAGGERS]             54,889
                                                                         ------------
            Total Preferred Stocks (cost $237,935)                       $    242,495

UNITS (--%)*
NUMBER OF UNITS                                                                 VALUE
-------------------------------------------------------------------------------------
        25  Fitzgerald Gaming Co. units 13s, 2002                        $     19,000
        20  Interact Systems, Inc. 144A units stepped-coupon zero %
            (14s, 8/1/99), 2003 ++                                             13,600
        30  Wireless One, Inc. units stepped-coupon zero %
            (13 1/2s, 8/1/01), 2006 ++                                         14,700
                                                                         ------------
            Total Units (cost $52,384)                                   $     47,300

WARRANTS (--%)*+
NUMBER OF WARRANTS                                 EXPIRATION                   VALUE
-------------------------------------------------------------------------------------
        45  Hyperion Telecommunications 144A          4/15/01            $       900
        25  Intermedia Communications 144A             6/1/00                  1,250
        40  SDW Holdings Corp. Ser. B 144A           12/15/06                    520
        10  Sterling Chemicals Holdings               8/15/08                    350
                                                                         ------------
            Total Warrants (cost $1,516)                                 $      3,020

SHORT-TERM INVESTMENTS (cost $42,439,258)(5.2%)*
PRINCIPAL AMOUNT                                                                VALUE
-------------------------------------------------------------------------------------
$42,426,000  Interest in $42,426,000 joint repurchase agreement dated
             November 29, 1996 with UBS Securities, Inc. due
             December 2, 1996 with respect to various U.S. Treasury
             obligations -- maturity value of $42,445,887 for an
             effective yield of 5.625%                                   $ 42,439,258
-------------------------------------------------------------------------------------
             Total Investments (cost $667,389,628)***                    $800,102,090
-------------------------------------------------------------------------------------
   *  Percentages indicated are based on net assets of $809,645,169.

  *** The aggregate identified cost on a tax basis is $667,816,420, resulting in gross unrealized appreciation and depreciation of $136,585,200 and $4,299,530, respectively, or net unrealized appreciation of $132,285,670.

    + Non-income-producing security.

   ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

[2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

    # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1996.

   ## When-issued securities (See Note 1).

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

The rates shown on FRB (Floating Rate Bonds) are the current interest rates shown at
November 30, 1996, which are subject to change based on the terms of the security.


Forward Currency Contracts to Sell at November 30, 1996
(aggregate face value $3,595,181)
                                                                          Unrealized
                            Market     Aggregate Face       Delivery    Appreciation/
                             Value              Value           Date   (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars      $  936,088         $  905,465       12/18/96       $ (30,623)
Canadian Dollars           771,426            780,305       12/18/96           8,879
Deutschemarks              351,558            358,685       12/18/96           7,127
Japanese Yen             1,412,619          1,515,879        1/28/98         103,260
Japanese Yen                16,352             17,611        7/28/97           1,259
Japanese Yen                15,947             17,236        1/28/97           1,289
----------------------------------------------------------------------------------------
                                                                            $ 91,191
----------------------------------------------------------------------------------------


Futures Contracts Outstanding at November 30, 1996

                             Total     Aggregate Face       Delivery    Unrealized
                             Value              Value           Date  Appreciation/
----------------------------------------------------------------------------------------
U.S. Treasury Bond
Futures (Long)          $3,360,375         $3,344,219        Mar 96        $16,156
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1996

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified
cost $667,389,628) (Note 1)                                        $800,102,090
-------------------------------------------------------------------------------
Cash                                                                    299,538
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             2,904,717
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                7,734,552
-------------------------------------------------------------------------------
Receivable for securities sold                                        1,567,316
-------------------------------------------------------------------------------
Receivable for variation margin                                          26,281
-------------------------------------------------------------------------------
Receivable for open forward currency contracts                          121,814
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts                            912
-------------------------------------------------------------------------------
Total assets                                                        812,757,220

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                        852,212
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                              379,286
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          1,092,095
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              116,623
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                             6,901
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              2,039
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                  408,234
-------------------------------------------------------------------------------
Payable for open forward currency contracts                              30,623
-------------------------------------------------------------------------------
Payable for closed forward currency contracts                            18,043
-------------------------------------------------------------------------------
Other accrued expenses                                                  205,995
-------------------------------------------------------------------------------
Total liabilities                                                     3,112,051
-------------------------------------------------------------------------------
Net assets                                                         $809,645,169

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                    $726,333,022
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                            813,615
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                              (50,320,581)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                        132,819,113
-------------------------------------------------------------------------------
Total -- Representing net assets applicable
to capital shares outstanding                                      $809,645,169

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($566,132,530 divided by 42,595,854 shares)                              $13.29
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.29)*                  $14.10
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($221,258,616 divided by 16,727,804 shares)**                            $13.23
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($22,254,023 divided by 1,681,615 shares)                                $13.23
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.23)*                  $13.71
-------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended November 30, 1996

Investment income:
--------------------------------------------------------------------------
Dividends (net of foreign tax of $106,216)                    $ 16,616,455
--------------------------------------------------------------------------
Interest                                                         5,461,740
--------------------------------------------------------------------------
Total investment income                                         22,078,195
--------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------
Compensation of Manager (Note 2)                                 3,671,766
--------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     994,412
--------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                   25,978
--------------------------------------------------------------------------
Administrative services (Note 2)                                    13,241
--------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                            1,135,561
--------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                            1,346,975
--------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               96,125
--------------------------------------------------------------------------
Reports to shareholders                                             85,627
--------------------------------------------------------------------------
Registration fees                                                   46,140
--------------------------------------------------------------------------
Auditing                                                            34,732
--------------------------------------------------------------------------
Legal                                                               12,800
--------------------------------------------------------------------------
Postage                                                            133,902
--------------------------------------------------------------------------
Other                                                               52,702
--------------------------------------------------------------------------
Total expenses                                                   7,649,961
--------------------------------------------------------------------------
Expense reduction (Note 2)                                        (215,826)
--------------------------------------------------------------------------
Net expenses                                                     7,434,135
--------------------------------------------------------------------------
Net investment income                                           14,644,060
--------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                59,774,308
--------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                    204,753
--------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)         10,943
--------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                  57,911
--------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures during the year                                     65,178,914
--------------------------------------------------------------------------
Net gain on investments                                        125,226,829
--------------------------------------------------------------------------
Net increase in net assets resulting from operations          $139,870,889
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                 Year ended November 30
                                                     ----------------------------------
                                                                1996               1995
---------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------
Net investment income                                   $ 14,644,060       $ 12,853,448
---------------------------------------------------------------------------------------
Net realized gain on investments                          59,990,004         28,109,020
---------------------------------------------------------------------------------------
Net unrealized appreciation of investments                65,236,825         72,483,167
---------------------------------------------------------------------------------------
Net increase in net assets resulting from operations     139,870,889        113,445,635
---------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------
From net investment income
Class A                                                  (12,084,890)       (11,368,798)
---------------------------------------------------------------------------------------
Class B                                                   (2,607,143)       (1,283,160)
---------------------------------------------------------------------------------------
Class M                                                     (271,912)           (81,818)
---------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)        202,489,950         45,298,097
---------------------------------------------------------------------------------------
Total increase in net assets                             327,396,894        146,009,956
---------------------------------------------------------------------------------------
Net assets
---------------------------------------------------------------------------------------
Beginning of year                                        482,248,275        336,238,319
---------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $813,615 and $1,204,782, respectively)        $809,645,169       $482,248,275
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

                                                                    For the period
                                                                   December 2, 1994
                                                                    (commencement
                                             Year ended            of operations) to                     Year ended
                                            November 30              November 30                        November 30
                                       ----------------------------------------------------------------------------------------
                                                1996                    1995               1996            1995
                                       ----------------------------------------------------------------------------------------
                                                             Class M                                    Class B
                                       ----------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 10.89                  $ 8.45           $  10.89         $  8.46
-------------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                            .25                     .28(c)             .21             .23
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                  2.36                    2.45               2.37            2.46
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                2.61                    2.73               2.58            2.69
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                      (.27)                   (.29)              (.24)           (.26)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                --                      --                 --              --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (.27)                   (.29)              (.24)           (.26)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 13.23                  $10.89           $  13.23         $ 10.89
-------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                      24.35                   32.89*             24.06           32.30
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)     $22,254                  $7,051           $221,259         $83,646
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                               1.59                    1.60*              1.84            1.87
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                          2.11                    2.99*              1.86            2.63
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         67.56                   70.39              67.56           70.39
-------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (e)             $ .0509                                   $  .0509
-------------------------------------------------------------------------------------------------------------------------------




Financial highlights
(For a share outstanding throughout the period)

                                                        For the period
                                                         September 13
                                                        (commencement
                                    Year ended      of operations) to                Year ended
                                   November 30            November 30               November 30
                                 ----------------------------------------------------------------------------------------------
                                            1994             1993               1996             1995
                                 ----------------------------------------------------------------------------------------------
                                                  Class B                                         Class A
                                 ----------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  8.65          $  8.66            $  10.93        $   8.49
-------------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .26              .06(c)              .31             .32
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                              (.18)            (.07)               2.37             2.44
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .08             (.01)               2.68             2.76
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.27)              --                (.32)            (.32)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income            --               --                  --               --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.27)              --                (.32)            (.32)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $  8.46          $  8.65            $  13.29         $  10.93
-------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value  (%)(a)                   .86             (.12)*             24.96            33.17
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $32,114          $14,800            $566,133         $391,551
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                           1.78              .44*               1.09             1.13
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                      3.02              .55*               2.61             3.32
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         82.49           125.85(d)            67.56            70.39
-------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (e)                                             $  .0509
-------------------------------------------------------------------------------------------------------------------------------




                                                       Year ended November 30
                                         --------------------------------------------------
                                            1994             1993               1992
                                         --------------------------------------------------
                                                          Class A
                                         --------------------------------------------------
Net asset value, beginning of period     $  8.67          $  7.72            $  7.29
-------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------
Net investment income                        .32              .28                .42
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                              (.18)            1.01                .41
-------------------------------------------------------------------------------------------
Total from investment operations             .14             1.29                .83
-------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------
From net investment income                  (.32)            (.31)              (.40)
-------------------------------------------------------------------------------------------
In excess of net investment income            --             (.03)                --
-------------------------------------------------------------------------------------------
Total distributions                         (.32)            (.34)              (.40)
-------------------------------------------------------------------------------------------
Net asset value, end of period           $  8.49          $  8.67            $  7.72
-------------------------------------------------------------------------------------------
Total investment return
at net asset value  (%)(a)                  1.59            17.06              11.66
-------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $304.124         $328,251           $334,127
-------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                           1.04             1.16               1.23
-------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                      3.67             3.40               5.57
-------------------------------------------------------------------------------------------
Portfolio turnover                         82.49           125.85(d)          340.99
-------------------------------------------------------------------------------------------
Average commission rate paid (e)
-------------------------------------------------------------------------------------------

 *  Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes the impact of assets received from the Putnam Equity
    Income Fund, formerly known as Putnam Total Return Fund.

(e) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
November 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair market value on the basis of valuations furnished by a pricing service approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Securites purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securites or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1996, the fund had a capital loss carryover of approximately $49,814,000 available to offset future net capital gain, if any, which will expire on November 30, 1998.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of losses on wash sale transactions, market discount, paydown gains and losses on mortgage backed securities, realized and unrealized gains and losses on forward foreign currency contracts and currency gains and losses on foreign bonds. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1996, the fund reclassified $71,282 to decrease undistributed net investment income and $18,513 to increase paid-in-capital, with a decrease to accumulated net realized loss on investments of $52,769. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.395% of the next $5 billion, and 0.38% of any amount thereafter.

Prior to July 11, 1996, management fees were paid at the annual rate of 0.75% of the first $100 million of average net assets, 0.65% of the next $100 million, 0.55% of the next $300 million, 0.50% of the next $1.0 billion, 0.45% of the next $1 billion, and 0.40% of any amount over $2.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1996, fund expenses were reduced by $215,826 under expense offset and brokerage service arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,310 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total compensation for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $481,926 and $28,535 from the sale of class A and class M shares, respectively and $139,819 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $2,691 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended November 30, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $500,224,053 and $331,451,660, respectively. Purchases and sales of U.S. government obligations aggregated $70,998,455 and $64,868,913, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Year ended
                              November 30, 1996
----------------------------------------------------
Class A                       Shares          Amount
----------------------------------------------------
Shares sold               11,955,031    $143,244,258
----------------------------------------------------
Reinvestment of
distributions                781,164       9,134,877
----------------------------------------------------
                          12,736,195     152,379,135

Shares
repurchased               (5,970,798)    (70,796,533)
----------------------------------------------------
Net increase               6,765,397     $81,582,602
----------------------------------------------------

                                 Year ended
                              November 30, 1995
----------------------------------------------------
Class A                       Shares          Amount
----------------------------------------------------
Shares sold                4,980,350     $48,265,674
----------------------------------------------------
Reinvestment of
distributions                857,411       8,075,743
----------------------------------------------------
                           5,837,761      56,341,417

Shares
repurchased               (5,848,286)    (55,855,242)
----------------------------------------------------
Net increase
(decrease)                   (10,525)       $486,175
----------------------------------------------------

                                 Year ended
                              November 30, 1996
----------------------------------------------------
Class B                       Shares          Amount
----------------------------------------------------
Shares sold               12,982,383    $155,817,526
----------------------------------------------------
Reinvestment of
distributions                186,237       2,182,469
----------------------------------------------------
                          13,168,620     157,999,995

Shares
repurchased               (4,120,485)    (49,459,134)
----------------------------------------------------
Net increase               9,048,135    $108,540,861
----------------------------------------------------

                                Year ended
                             November 30, 1995
----------------------------------------------------
Class B                      Shares           Amount
----------------------------------------------------
Shares sold               4,955,494      $49,153,948
----------------------------------------------------
Reinvestment of
distributions               111,600        1,063,257
----------------------------------------------------
                          5,067,094       50,217,205

Shares
repurchased              (1,181,646)     (11,615,462)
----------------------------------------------------
Net increase              3,885,448      $38,601,743
----------------------------------------------------


                               Year ended
                            November 30, 1996
----------------------------------------------------
Class M                     Shares            Amount
----------------------------------------------------
Shares sold              1,124,338       $13,449,727
----------------------------------------------------
Reinvestment of
distributions               21,224           249,407
----------------------------------------------------
                         1,145,562        13,699,134

Shares
repurchased               (111,291)       (1,332,647)
----------------------------------------------------
Net increase             1,034,271       $12,366,487
----------------------------------------------------


                                For the period
                               December 2, 1994
                              (commencement of
                                 operations) to
                                November 30, 1995
----------------------------------------------------
Class M                     Shares            Amount
----------------------------------------------------
Shares sold                684,912        $6,588,604
----------------------------------------------------
Reinvestment of
distributions                7,885            78,058
----------------------------------------------------
                           692,797         6,666,662

Shares
repurchased                (45,453)         (456,483)
----------------------------------------------------
Net increase               647,344        $6,210,179
----------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.



Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

* HELP YOUR INVESTMENT GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

* SWITCH FUNDS EASILY

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

* Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Edward P. Bousa
Vice President and Fund Manager

Kenneth J. Taubes
Vice President and Fund Manager

Rosemary H. Thomsen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29934-012/192/626   1/97